UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14(a)-12

Ohr Pharmaceutical, Inc.
(Name of Registrant as Specified in Charter)

Payment of filing fee (check the appropriate box):

☒ No fee required

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Ohr Pharmaceutical, Inc. P.O. BOX 8016 CARY, NC 27512-9903

Important Notice Regarding the Availability of
Proxy Materials for Ohr Pharmaceutical, Inc.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/OHRP. To vote your proxy while visiting this site you will need the 12-digit control number in the box below.

Under new United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to adopt these rules and need YOUR participation.

If you want to receive a paper or e-mail notice of the proxy material, you may request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, you must make this request on or before March 7, 2016.

Address1 Address2 Address3 Address4 Address5 Address6 Address7	CONTROL NUMBER MediantControlNumber CLIENT: Clientid EVENT: Eventid ACCT #: Account Number Shares

For a convenient way to view proxy materials and VOTE
go to: www.proxydocs.com/OHRP

Have the 12-digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail notice of the proxy material, you may request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, you must make this request on or before March 7, 2016.

To order paper materials, use one of the following methods:

INTERNET www.investorelections.com/OHRP	TELEPHONE (866) 648-8133	* E-MAIL paper@investorelections.com
When requesting via the internet or telephone, you will need the 12-digit control number located in the shaded box above.

*

If requesting material by e-mail, please send a blank e-mail with the 12-digit control number (located above) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

Ohr Pharmaceutical, Inc. Notice of the 2016 Annual Meeting

The 2016 Annual Meeting of Shareholders of Ohr Pharmaceutical, Inc., will be held Thrursday, March 17, 2016, at 10:00 am, Local Time, at the offices of Troutman Sanders LLP, 11682 El Camino Real, San Diego, CA 92130 for the following purposes:

The Board of Directors recommends a vote FOR all the named nominees as directors, and FOR Proposals 2 and 3.

1. To elect two directors to hold office until the 2019 Annual Meeting of Stockholders;

01. Ira Greenstein
02. Orin Hirschman

2. To approve the Ohr Pharmaceutical, Inc. 2016 Consolidated Stock Incentive Plan;

3. To ratify the selection of MaloneBailey, LLP as our independent auditors for the 2016 fiscal year; and

4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

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